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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 1997

                               CAPITAL 2000, INC.
             (Exact name of registrant as specified in its charter)

           Colorado                   33-11062-D                84-1049047
(State or other jurisdiction of       (Commission           (I.R.S. Employer
incorporation or organization)        file number)          Identification No.)

              602 Main Street, Suite 1102, Cincinnati, Ohio 45202
                    (Address of principal executive offices)

Registrant's telephone number, including area code  (513)241-7470


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Effective May 30, 1997, the Board of Directors of Capital 2000, Inc. (the "Company"), dismissed its former auditor and selected Grant Thornton LLP ("Grant Thornton"), located in Cincinnati, Ohio, as the sole auditor for the Company and its subsidiary for the fiscal year ending December 31, 1997. For fiscal 1996, Schumacher and Associates, Inc. ("Schumacher"), located in Denver, Colorado, acted as the Company's auditor and Grant Thornton acted as the auditor of the Company's subsidiary, United Shields Corporation, a Nevada corporation ("USC").

         In February 1997, the Company consummated a share exchange with the former shareholders of USC, pursuant to which USC became a wholly-owned subsidiary of the Company. The share exchange resulted in a change in control of the Company and relocation of its headquarters to Cincinnati, Ohio. The decision to change auditors was recommended by the Board of Directors based upon management's belief that it is in the best interest of the Company to retain an auditor with an office in Cincinnati. Grant Thornton was selected because of its expertise in auditing publicly held companies and its familiarity with USC as the auditor of USC for the fiscal year ended December 31, 1996.

         Schumacher's report on the financial statements of the Company has not contained an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. The Company has had no disagreements with Schumacher on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to Schumacher's satisfaction, would have caused it to make a reference to the subject matter of the disagreement in connection with its audit report.

ITEM 5.  OTHER INFORMATION

         On May 19, 1997, the shareholders of the Company approved a change in the Company's name from Capital 2000, Inc. to United Shields Corporation. The name change is expected to become effective in early June 1997. As a result of the name change, the name of the Company's wholly-owned subsidiary will be changed from United Shields Corporation to USC, Inc., which is also expected to become effective in early June 1997.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements of Business Acquired

              Not applicable.

         (b)  Pro Forma Financial Information

              Not applicable.

         (c)  Exhibits

                                                                      Filed
                                                                     Herewith
                                                                    (Page No.)

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               Exhibit

               10.1             Letter of Schumacher and Associates, Inc.
                                dated June 4, 1997                          E1


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL 2000, INC.

By:   /s/ T. J. Tully
   --------------------------------
     T. J. Tully, CEO and President

Date: June 5, 1997

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